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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 29, 2000


SUPERIOR BANK FSB (as seller and servicer under the Sale and Servicing Agreement, dated as of June 1, 2000, providing for the issuance of AFC Mortgage Loan Asset Backed Notes, Series 2000-2)


                                Superior Bank FSB
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             (Exact name of registrant as specified in its charter)


        United States               333-83597                 36-1414142
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(State or Other Jurisdiction       (Commission            (I.R.S. Employer
of Incorporation)                  File Number)           Identification Number)

One Lincoln Centre
Oakbrook Terrace, Illinois                                       60181
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(Address of Principal                                          (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (630) 916-4000
                                                   ----- --------


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Item 2.  Acquisition or Disposition of Assets
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Description of the Notes, Group 1 and Group 2

         On June 29, 2000 a single series of notes, entitled AFC Mortgage Loan Asset Backed Notes, Series 2000-2 (the "Notes") were issued pursuant to a sale and servicing agreement (the "Agreement"), dated as of June 1, 2000, among Superior Bank FSB as seller (the "Seller") and servicer (the "Servicer"), AFC Trust Series 2000-2 (the "Issuer") as issuer and LaSalle Bank National Association as indenture trustee (the "Indenture Trustee").

         On June 29, 2000, following the closing of the initial issuance of the Notes, pursuant to the Agreement, the Issuer purchased from the Seller and pledged to the Indenture Trustee Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $70,250,586.88 with respect to Group 1 with funds on deposit in the Group 1 Pre-Funding Account, and $57,784,243.47 with respect to Group 2 with funds on deposit in the Group 2 Pre-Funding Account, each established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Issuer and pledged to the Indenture Trustee pursuant to a Subsequent Transfer Instrument, dated as of June 29, 2000, among the Seller, the Indenture Trustee and the Issuer.

         On July 20, 2000, following the closing of the initial issuance of the Notes, pursuant to the Agreement, the Issuer purchased from the Seller and pledged to the Indenture Trustee Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $35,552,574.97 with respect to Group 1 with funds on deposit in the Group 1 Pre-Funding Account and $36,013,317.11 with respect to Group 2 with funds on deposit in the Group 2 Pre-Funding Account, each established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Issuer and pledged to the Indenture Trustee pursuant to a Subsequent Transfer Instrument, dated as of July 20, 2000, among the Seller, the Indenture Trustee and the Issuer.

         On August 10, 2000, following the closing of the initial issuance of the Notes, pursuant to the Agreement, the Issuer purchased from the Seller and pledged to the Indenture Trustee Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $340,562.39 with respect to Group 1 with funds on deposit in the Group 1 Pre-Funding Account and $17,952,389.35 with respect to Group 2 with funds on deposit in the Group 2 Pre-Funding Account, each established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Issuer and pledged to the Indenture Trustee pursuant to a Subsequent Transfer Instrument, dated as of August 10, 2000, among the Seller, the Indenture Trustee and the Issuer (the "August 10 Instrument"). Attached to the August 10 Instrument are the Mortgage Loan Schedules with respect to Group 1 and Group 2 listing the related Subsequent Mortgage Loans that are the subject of such August 10 Instrument.



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         Items 3 through 6 and Item 8 are not included because they are not applicable.

         Item 7.  Financial Statements and Exhibits

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



                  4.1 Subsequent Transfer Instrument, dated as of August 10, 2000, among Superior Bank FSB, as Seller, LaSalle Bank National Association, as Indenture Trustee and AFC Trust Series 2000-2, as Issuer.




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                SUPERIOR BANK FSB

                                                By:/s/ William Bracken
                                                   -----------------------------
                                                Name:  William Bracken
                                                Title: Chief Financial Officer
                                                       Senior Vice President


Dated: August 10, 2000
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                                  EXHIBIT INDEX


                  4.1 Subsequent Transfer Instrument, dated as of June 29, 2000, among Superior Bank FSB, as Seller, LaSalle Bank National Association, as Indenture Trustee and AFC Trust Series 2000-2, as Issuer.